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United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2003

CITY NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10521 (Commission file number)	95-2568550 (IRS employer identification no.)

City National Center
400 North Roxbury Drive, Beverly Hills, California 90210
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code (310) 888-6000

Not applicable
(former name or former address, if changed since last report)

Item 5. OTHER EVENTS.

On January 31 2003, City National Corporation made available a pre-recorded telephone message from City National's Chief Executive Officer Russell Goldsmith on the transaction highlights of the Convergent Capital Management LLC acquisition.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

  (c)
  Exhibits.

99.1	Transcript of January 31, 2003 pre-recorded telephone message from City National's Chief Executive Officer Russell Goldsmith on the transaction highlights of the Convergent Capital Management LLC acquisition..

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITY NATIONAL CORPORATION

February 3, 2003	/s/ FRANK P. PEKNY Frank P. Pekny Executive Vice President and Chief Financial Officer/Treasurer (Authorized Officer and Principal Financial Officer)

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  Item 5. OTHER EVENTS.
  Item 7. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES